Net loss per share	12 Months Ended
Dec. 31, 2021
Net loss per share
26.	Net loss per share

The following table sets forth pertinent data relating to the computation of basic and diluted net loss per share attributable to common shareholders.

	Years ended December 31,
	2021	2020	2019
	$	$	$
Net loss	(8,368)	(5,118)	(6,042)
Basic weighted average number of shares outstanding	114,924,497	41,083,163	17,494,472
Diluted weighted average number of shares outstanding	114,924,497	41,083,163	17,494,472
Items excluded from the calculation of diluted net loss per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options and DSUs	1,509,368	679,400	953,557
Share purchase warrants	11,441,213	44,901,366	6,629,144

Net loss per share is calculated by dividing net loss by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any “in the money” stock options, DSUs and warrants. In periods with reported net losses, all stock options and warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus “in the money” stock options and warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.

Aeterna Zentaris Inc.

Notes to Consolidated Financial Statements

As of December 31, 2021 and December 31, 2020 and for the years ended

December 31, 2021, 2020 and 2019

(in thousands of US dollars, except share and per share data and where otherwise noted)